Fees Summary	Jan. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,625,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,320.49
Total Offset Amount	0.00
Net Fee	$ 1,320.49